UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2007

NORTHWAY FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

New Hampshire	000-23129	04-3368579
(State or other jurisdiction of	Commission file number	(I.R.S. Employer
incorporation or organization)		Identification No.)

9 Main Street
Berlin, New Hampshire 03570
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (603)752-1171

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On April 23, 2007, Northway Financial, Inc. (the “Company”) called and paid off a $7,000,000 floating rate trust preferred security, issued by Northway Capital Trust I, callable by the Company on April 22, 2007. This resulted in the write-off of deferred origination costs of $210,000, the approximate after-tax effect of which was $139,000.

The source of funds was from the Company’s private placement of $10,000,000 aggregate liquidation amount of floating rate trust preferred securities issued by Northway Capital Trust III on March 22, 2007. The effect of which is a 2.10% reduction in the interest rate on $7,000,000. This results in a reduction in interest expense of $147,000 per year, the approximate after tax effect of which is $97,000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

NORTHWAY FINANCIAL, INC.

Dated: April 26, 2007	By: \s\Richard P. Orsillo
Richard P. Orsillo
Senior Vice President and Chief Financial Officer